                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   January 23, 2003
                                                          ----------------

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware              0-19277               13-3317783
-----------------------------   ------------------  -------------------
(State or other jurisdiction      (Commission         (IRS Employer
        of Incorporation)         File Number)       Identification No.)


           The Hartford Financial Services Group, Inc.
           Hartford Plaza
           Hartford, Connecticut                           06115-1900
           ------------------------------------------   ------------------
          (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:    (860) 547-5000
                                                     ---------------------


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Item 9.   Regulation FD Disclosure.

Simultaneously with the filing of this Current Report on Form 8-K, Hans H. Miller, Senior Vice President, Development, Planning and Investor Relations, of The Hartford Financial Services Group, Inc., sent the following notice to members of the investment community:

To Members of the Financial Community:

We would like to bring to your attention certain changes to our Investor Financial Supplement that will be shown in our fourth quarter and year-end earnings release scheduled for Monday, January 27, after the close of the markets. (The Company will review fourth quarter and year-end results in an analyst conference call scheduled for Tuesday, January 28, at 10:00 EST.)

In light of the Securities and Exchange Commission's recent proposals regarding disclosure of non-GAAP financial measures, certain non-GAAP data that historically has been disclosed in the Company's Investor Financial Supplement ("IFS") will now be calculated and presented in accordance with GAAP, using the most directly comparable financial measures. Specific examples of non-GAAP financial performance measures include operating income per share and adjusted operating income.

The Company has also revised its financial ratio calculations for book value per share, debt to equity and debt to capitalization to use equity excluding Accumulated Other Comprehensive Income (AOCI) rather than equity excluding unrealized gain/(loss). Note that these ratios will also be calculated and presented in accordance with GAAP in the IFS.

We have provided three years of quarterly historical information calculated in accordance with GAAP on the attached spreadsheets and posted these changes on our website so that you can update your models accordingly.

Best.

/s/ Hans H. Miller

Investor Supplement
Revised Ratio Calculations
12/31/2002
(all $ amounts in millions except per share data)

                                                                                   3Q2002       2Q2002       1Q2002       4Q2001
                                                                                   ---------------------------------------------
EQUITY

Total Equity as Reported                                                           10,943        9,656        9,039        9,013
Less Accumulated Other Comprehensive Income, net of tax (AOCI)                     (1,510)        (728)        (278)        (534)
                                                                                  ______________________________________________
Equity excluding AOCI                                                               9,433        8,928        8,761        8,479

Common Shares Outstanding                                                             255        247.6        246.7        245.5

DEBT

Total Debt excluding Trust Preferred Securities                                     3,210        2,580        2,580        2,564
Trust Preferred Securities                                                          1,461        1,429        1,425        1,412
                                                                                  ______________________________________________
Debt Including Trust Preferred Securities                                           4,671        4,009        4,005        3,976

RATIOS

Book Value per Share (including AOCI)                                             $ 42.91       $39.00       $36.64       $36.71
Book Value per Share (excluding AOCI)                                             $ 36.99       $36.06       $35.51       $34.54

Debt (including Trust Preferred Securities) to equity including AOCI                42.68%       41.52%       44.31%       44.11%
Debt (excluding Trust Preferred Securities) to equity excluding AOCI                34.03%       28.90%       29.45%       30.24%
Debt (including Trust Preferred Securities) to capitalization including AOCI        29.92%       29.34%       30.70%       30.61%
Debt (excluding Trust Preferred Securities) to capitalization excluding AOCI        22.76%       19.94%       20.21%       20.59%

Investor Supplement
Revised Ratio Calculations
12/31/2002
(all $ amounts in millions except per share data)

                                                                                   3Q2001       2Q2001       1Q2001       4Q2000
                                                                                  ----------------------------------------------
EQUITY

Total Equity as Reported                                                            8,766        8,479        8,446        7,464
Less Accumulated Other Comprehensive Income, net of tax (AOCI)                       (784)        (341)        (522)        (369)
                                                                                   _____________________________________________
Equity excluding AOCI                                                               7,982        8,138        7,924        7,095

Common Shares Outstanding                                                           238.1          238        236.9        226.3

DEBT

Total Debt excluding Trust Preferred Securities                                     2,499        2,497        2,497        2,097
Trust Preferred Securities                                                          1,444        1,444        1,444        1,243
                                                                                   _____________________________________________
Debt Including Trust Preferred Securities                                           3,943        3,941        3,941        3,340

RATIOS

Book Value per Share (including AOCI)                                              $36.82       $35.63       $35.65       $32.98
Book Value per Share (excluding AOCI)                                              $33.52       $34.19       $33.45       $31.35

Debt (including Trust Preferred Securities) to equity including AOCI                44.98%       46.48%       46.66%       44.75%
Debt (excluding Trust Preferred Securities) to equity excluding AOCI                31.31%       30.68%       31.51%       29.56%
Debt (including Trust Preferred Securities) to capitalization including AOCI        31.03%       31.73%       31.82%       30.91%
Debt (excluding Trust Preferred Securities) to capitalization excluding AOCI        20.96%       20.67%       21.05%       20.10%

Investor Supplement
Revised Ratio Calculations
12/31/2002
(all $ amounts in millions except per share data)

                                                                                   3Q2000       2Q2000       1Q2000       4Q1999
                                                                                  ----------------------------------------------
EQUITY

Total Equity as Reported                                                            6,744        6,288        5,675        5,466
Less Accumulated Other Comprehensive Income, net of tax (AOCI)                         76          248          172          272
                                                                                  ______________________________________________
Equity excluding AOCI                                                               6,820        6,536        5,847        5,738

Common Shares Outstanding                                                           225.2        223.2        214.8        217.2

DEBT

Total Debt excluding Trust Preferred Securities                                     2,492        2,492        1,579        1,579
Trust Preferred Securities                                                          1,243        1,243        1,250        1,250
                                                                                  ______________________________________________
Debt Including Trust Preferred Securities                                           3,735        3,735        2,829        2,829

RATIOS

Book Value per Share (including AOCI)                                             $ 29.95       $28.17       $26.42       $25.17
Book Value per Share (excluding AOCI)                                             $ 30.28       $29.28       $27.22       $26.42

Debt (including Trust Preferred Securities) to equity including AOCI                55.38%       59.40%       49.85%       51.76%
Debt (excluding Trust Preferred Securities) to equity excluding AOCI                36.54%       38.13%       27.01%       27.52%
Debt (including Trust Preferred Securities) to capitalization including AOCI        35.64%       37.26%       33.27%       34.10%
Debt (excluding Trust Preferred Securities) to capitalization excluding AOCI        23.61%       24.26%       18.20%       18.43%

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date: Jan. 23, 2003              By:   /s/ NEAL S. WOLIN
                                       -----------------------------
                                       Name:   Neal S. Wolin
                                       Title:  Executive Vice President and
                                               General Counsel